SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2001

VANGUARD AIRLINES, INC

(Exact name of registrant as specified in its charter)

Delaware 0-27034 48-1149290

(State or other jurisdiction of incorporation) (Commission File Number) (I.R.S. Employer Identification No.)

533 Mexico City Avenue, Kansas City International Airport, Kansas City, MO 64153

(Address of principal executive offices including zip code)

Registrant's telephone number, including area code (816) 243-2100

Item 5. Other Events.

On April 30, 2001, Vanguard Airlines, Inc. (the "Company") executed a term sheet with Vanguard Acquisition Company ("VAC") providing for VAC, investors to be arranged by it and The Hambrecht 1980 Revocable Trust and J.F. Shea Co., Inc., subject to conditions, to purchase up to 37,500,000 shares of the Company's common stock for an aggregate purchase price of $7,500,000 or $0.20 per share of common stock.

Closing of the transaction is subject to conditions, including approval by the Vanguard Airlines Board of Directors and approval of the Company's budget by VAC.

The term sheet provides for funds advanced prior to closing to be made as loans callable on demand by the investors. VAC advanced $2 million to the Company on May 1, 2001, which is evidenced by a demand promissory note bearing interest at an annual rate of 9%.

The Hambrecht 1980 Revocable Trust and the J. F. Shea Co., Inc. (the "Hambrecht/Shea Investors") and VAC have agreed that certain anti-dilution provisions contained in preferred shares held by them will not be triggered by the transaction. The Hambrecht/Shea Investors have also agreed to restrict the anti-dilution adjustments to be triggered in certain warrants previously issued to them. Upon closing of the transaction, in addition to the shares of common stock to be issued pursuant to the transaction, (i) the Hambrecht/Shea entities will hold shares of preferred stock convertible into an aggregate of 8,994,456 shares of common stock and warrants entitling the holders to purchase up to 13,566,812 shares of common stock at a per share price of $0.50 (certain of the warrants are subject to vesting) and (ii) VAC will hold shares of preferred stock convertible into an aggregate of 3,000,000 shares of common stock.

Also upon closing of the transaction, Seabury Advisors LLC and Seabury Securities LLC will convert $500,000 of fees owed to them into common stock at a price of $0.20 per share.

The exact beneficial ownership of the Company upon closing of the transaction is not presently determinable as it depends upon the number of shares actually purchased by the investor group.

Also on April 30, 2001, Scott Dickson was appointed President of Vanguard Airlines, to replace Jeff S. Potter, who resigned to be closer to his family in Denver, Colorado. Mr. Dickson was Vice President of Planning and Revenue Management since 1988 at Grupo TACA, one of the largest airlines in Latin America, headquartered in San Salvador, El Salvador. Mr. Dickson previously served in various capacities with Sabre, Inc. and American Airlines.

Item 7. Financial Statements and Exhibits.

(c) Exhibits. The following Exhibit is filed with this report:

Exhibit No. Description

99 Vanguard Airlines, Inc. $8,000,000 Delayed Disbursement Equity Facility -Summary of Terms and

Conditions Memorandum of Understanding.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VANGUARD AIRLINES, INC.

/s/ Robert M. Rowen__________

By: Robert M. Rowen

Vice President and General Counsel

Date: May 8, 2001

VANGUARD AIRLINES, INC.

$8,000,000 DELAYED DISBURSEMENT

EQUITY FACILITY

SUMMARY OF TERMS AND CONDITIONS

MEMORANDUM OF UNDERSTANDING

APRIL 30, 2001

I. Parties

Company: Vanguard Airlines, Inc. (the "Company").

Investors: A group of investors led by Vanguard Acquisition Company (the "Investors").

Co-Investors: The Hambrecht 1980 Revocable Trust and the J. F. Shea Company (the

"Principal Stockholders") are to participate in this financing on the terms set forth below.

II. Type and Amount of Facility

1. Delayed Disbursement Equity Facility

Facility: A delayed disbursement equity facility in the aggregate amount of up to

Eight Million Dollars (US$8,000,000.00) (the "Facility"; the equity capital thereunder, the "Investments"). The facility shall provide for the

Investors to acquire up to 32,500,000 shares of the Company's Common

Stock at a price per share of Twenty Cents ($0.20) per share. Subject to the accomplishment of the conditions set forth in this term sheet to the satisfaction of the Investors, the Investors shall purchase 7,500,000 shares of the Company's Common Stock on the Closing Date; another

5,000,000 shares 15 days thereafter; another 5,000,000 shares on the date on which the Principal Stockholders purchase shares as described hereinafter; and the balance, if any, shall be acquired on a schedule to be advised by the Investors. The Investors shall cause a bridge loan facility,

in the principal amount of Three and One Half Million Dollars

(US$3,500,000.00) to be advanced in one or more tranches, with the first tranche advanced concurrent with the execution and delivery of this term sheet by all parties hereto. Any funds so advanced thereunder shall be evidenced by a promissory note payable on demand (the "Demand

Note"), which shall be applied towards the purchase of Common Stock by the Investors contemplated hereby on the Closing Date and thereafter until exhausted.

Availability: The Investments shall be disbursed to the Company on a delayed basis during the period beginning on the Closing Date and ending on the

Termination Date (each as defined below). Subject to satisfaction of all conditions precedent (including, without limitation, the condition that the

Investors shall have approved the Budget (as defined below) prior to the

Closing Date), Investments shall be disbursed on the dates and in the amounts set forth in Annex 1.

Use of Proceeds: The proceeds of Investments shall be used for the Company's working capital needs and shall not be expended for capital items or changes in the Company's route structure or method of operation that have not been approved by the Investors.

Reporting: The Company shall provide the Investors a monthly report tracking the

Company's variances from the Budget.

III. Participation Conditions

Principal Stockholders: Provided that the Investors shall have purchased at least 7,500,000 shares of the Company's Common Stock at a price of $.20 per share on the

Closing Date, the Principal Stockholders shall purchase 5,000,000 shares of the Company's Common Stock at a price of $.20 per share on or before June 4, 2001.

Seabury Capital: Seabury Advisors LLC and Seabury Securities LLC (collectively,

"Seabury") shall subscribe to $500,000 of the Facility through forgiveness of $500,000 of fees owed to Seabury by the Company effective on the Closing Date.

IV. Certain Conditions

Initial Conditions: The availability of the Facility shall be conditioned upon satisfaction of,

among other things, the following conditions precedent (the date upon which all conditions precedent shall be satisfied the "Closing Date").

The obligations of the Company to issue equity hereunder shall be subject to conditions (b) and (e), below.

(a) Execution and delivery by the Company of all documentation in respect of the Equity (the "Documentation"), satisfactory in all respects to the Investors.

(b) Approval by the Company's board of directors (the "Board").

(c) The Investors shall have received such legal opinions (including opinions (i) from counsel to the Company and (ii) from such

special and local counsel as may be required by the Investors),

documents and other instruments as are customary for

transactions of this type or as the Investors may reasonably request.

(d) Receipt by the Investors of the Budget in form and substance satisfactory to the Investors.

(e) The Closing Date shall have occurred on or before May 15, 2001,

or such later date as the Company and the Investors shall agree.

(f) The Principal Stockholders and Vanguard Acquisition Company

shall have consented to amendments to their existing equity

investments amending, inter alia, the anti-dilution terms set forth in the conversion features of the Series A and Series B Preferred

Stock, limiting the adjustment of warrant exercise prices so that no warrants are exercisable at a price per share less than $0.50,

and otherwise granting Series C Preferred Stock such rights and powers such that the Series A, Series B and Series C Preferred

Stock, and any rights and distributions granted or made in respect thereof, shall be pari passu. Further, the Principal Stockholders shall waive all such anti-dilution rights as may be triggered under the Stock Purchase Agreement, dated as of September 8, 2000,

by the Investors' anticipated acquisitions hereunder.

(g) Such other conditions as are satisfactory to the Investors and customary in the context of this type of financing.

On-Going Conditions: The making of each Investment shall be conditioned upon:

(a) The accuracy of all representations and warranties of the

Company in the Documentation.

(b) There being no default or event of default hereunder, or under any Pegasus leases, at the time of, or after giving effect to the making of, the Investments contemplated hereby.

(c) The Investors shall be entitled to approve all new officers and directors to be added to the Company from and after the date hereof.

(d) Without the approval of the Investors (or such Investor as holds the Demand Note), the Company shall not appoint any new

officer or fill any vacancy on the Board of Directors.

V. Terms of Demand Note

Call: The Demand Note shall be callable on demand, without advance notice.

Proxy: The Principal Stockholders shall grant the Investors a proxy entitling them to vote such number of shares as provides the Investors a percentage voting interest consistent, on a pro rata basis, with amount of equity that could be purchased hereunder by application of the Demand

Note.

VI. Other Terms

Aircraft: Pegasus Aviation, Inc., and its affiliates and subsidiaries ("Pegasus")

shall have final approval rights, and preferential leasing rights, in respect of the Company's future aircraft additions, including but not limited to type, quantity, and timing of such additions.

Existing Leases: Existing aircraft leases between the Company and Pegasus shall be amended on or before the Closing Date to extend the respective lease terms by 12 months.

Pass Privileges: Designated Pegasus employees shall be entitled to complimentary (but for applicable taxes and fees) business or coach class travel on all scheduled Company flights on a space available basis.

VII. Certain Documentation Matters

The Documentation shall contain representations and warranties customary for financings of this type and other terms deemed appropriate by the Investors, including, without limitation:

Representations

and Warranties: Organization; qualification; power; financial condition; no material litigation; no material adverse change from the Budget; no conflict with law or contractual obligations; authority; enforceable obligations;

governmental approvals; ERISA; taxes; properties; material agreements and liens; environmental matters; capitalization; subsidiaries,

investments, etc.; true and complete disclosure; and regulatory matters.

Affirmative

Covenants: Delivery of financial statements and other information reasonably requested by the Investors.

Events of Default: Including but not limited to material inaccuracy of representations and warranties; violation of covenants (subject, in the case of certain affirmative covenants, to a 10-day grace period); cross-defaults; material judgments; and bankruptcy events.

Termination Date: The right to purchase shares of common stock hereunder at $0.20 per share shall terminate as to any unpurchased shares on June 15, 2001 (the

"Termination Date").

Early Termination: Upon the occurrence of an event of default, in addition to all other rights and legal remedies available, the Investors may terminate the Facility and call their Demand Note.

Expenses and

Indemnification: Each party shall pay its expenses in finalizing the Documentation.

The Investors (and its affiliates and their respective officers, directors,

employees, advisors and agents) will have no liability for, and will be indemnified and held harmless against, any loss, liability, cost or expense incurred in respect of the financing contemplated hereby or the use or the proposed use of proceeds thereof (except to the extent resulting from the gross negligence or willful misconduct of the indemnified party).

Governing Law: State of California.

AGREED AND ACCEPTED BY:

VANGUARD AIRLINES, INC.

/s/ Jeff S. Potter

Jeff S. Potter

Chief Executive Officer

VANGUARD ACQUISITION COMPANY

/s/ Richard S. Wiley

Richard S. Wiley

Chief Executive Officer

ACKNOWLEDGED AND AGREED this 30th day of April, 2001.

PRINCIPAL STOCKHOLDERS:

Hambrecht 1980 Revocable Trust

By: /s/ William R. Hambrecht

Name: William R. Hambrecht

Title: Trustee

J. F. Shea Company

By: /s/ Ronald L. Lakey

Name: Ronald L. Lakey

Title: V.P.

By: /s/ Max B. Johnson

Name: Max B. Johnson

Title: Vice President